SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report: April 4, 1997    Date of Earliest Event Reported: April 3, 1997
                _____________                                     _____________

                         EQUITABLE OF IOWA COMPANIES
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in Its Charter)

                                     Iowa
_______________________________________________________________________________
                (State or Other Jurisdiction of Incorporation)

          0-8590                                        42-1083593
______________________________            _____________________________________
  (Commission File Number)                 (I.R.S. Employer Identification No.)

604 Locust Street, P.O. Box 1635, Des Moines, IA                 50306
_______________________________________________________________________________
  (Address of Principal Executive Offices)                    (Zip Code)

                              (515) 245-6911
______________________________________________________________________________
            (Registrant's Telephone Number, Including Area Code)






















ITEM 5.  Other Events.

     On April 3, 1997 Equitable of Iowa Companies (the "Company") participated in the sale of $50 million of capital securities (the "Capital Securities") issued by Equitable of Iowa Companies Capital Trust II (the "Trust"), a newly created subsidiary business trust of the Company. Each Capital Security will pay cumulative cash distributions at an annual rate of 8.424% of the stated $1,000 liquidation amount per security, payable semi-annually commencing October 1, 1997.

     The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.424% Subordinated Deferrable Interest Debentures (the "Subordinated Debentures") issued by the Company. The Subordinated Debentures will mature on April 1, 2027 (the "Stated Maturity Date").

     The Trust will invest the proceeds from the sale of the Capital Securities in the Subordinated Debentures. It is anticipated that the Company will use the proceeds from the sale of the Subordinated Debentures to the Trust for general corporate purposes, including, but not limited to, investments in its subsidiaries.

     So long as no event of default with respect to the Subordinated Debentures has occurred and is continuing, the Company has the right to defer payments of interest on the Subordinated Debentures at any time and from time to time for a period not exceeding 10 consecutive semi-annual periods with respect to each deferral period (each, an "Extension Period"), provided that no Extension
Period may extend beyond the Stated Maturity Date. Upon the termination of any such Extension Period and the payment of all amounts then due, the Company may elect to begin a new Extension Period, subject to certain requirements. If and for so long as interest payments on the Subordinated Debentures are so deferred, distributions on the Capital Securities also will be deferred and the Company will not be permitted, subject to certain exceptions, to declare or pay any cash distributions with respect to the Company's capital stock (which includes common, preferred and preference stock) or to make any payment with respect to debt securities of the Company that rank pari passu with or junior to the Subordinated Debentures. During an Extension Period, interest on the Subordinated Debentures will continue to accrue (and the amount of distributions to which holders of the trust securities are entitled will continue to accumulate) at the rate of 8.424% per annum, compounded semi-annually.

     The Company will, through certain guarantees, the Subordinated Debentures, the Indenture, and the Amended and Restated Declaration of Trust, taken together, fully, irrevocably and unconditionally guarantee all of the Trust's obligations under the Capital Securities.

     The Capital Securities will be subject to mandatory redemption, in whole but not in part, (i) on the Stated Maturity Date upon repayment of the Subordinated Debentures at a redemption price equal to the principal amount of the Subordinated Debentures, plus accrued and unpaid interest (the "Maturity Redemption Price") and (ii) at any time before the Stated Maturity Date contemporaneously with the optional prepayment of the Subordinated Debentures.

     The Subordinated Debentures will be prepayable prior to the Stated Maturity Date at the option of the Company in whole but not in part, if as a result of a change in law, the interest payable by the Company on the Subordinated Debentures is not tax deductible for Federal income tax purposes or the Trust is deemed to be an "investment company" for purposes of the Investment Company Act of 1940. Under certain circumstances the prepayment of the Subordinated Debentures is subject to the payment of a premium over par. In addition, the Company has the right to liquidate the Trust and distribute the Subordinated Debentures to the holders of the Capital Securities.

     The Capital Securities were sold in a private placement to qualified institutional buyers, and have not been registered under the Securities Act of 1993, as amended (the "Act"), and may not be offered or resold in the United States without registration under, or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

     The Company and the Trust have agreed to file a registration statement relating to an exchange offer pursuant to which another series of capital securities of the Trust, guarantee and series of subordinated debentures of the Company each covered by such registration statement and having the same terms (but without certain transfer restrictions) as the Capital Securities, and the existing guarantee and the Subordinated Debentures, respectively (the "Exchange Securities"), would be offered in exchange for the Capital Securities, the existing guarantee and the Subordinated Debentures, respectively (the "Exchange Offer"). Under certain circumstances, in lieu of effecting the registration of the Exchange Securities, the Company and the Trust will file a shelf registration statement registering the resale of the Capital Securities, the guarantee and the Subordinated Debentures. This filing is not an offer to sell or the solicitation of an offer to buy. Any offering will be made only by means of a prospectus.

     Copies of certain agreements relating to the Capital Securities are attached hereto as Exhibits and are incorporated by reference herein. The description above does not purport to be complete and is subject to, and qualified in its entirety by reference to, such Exhibits.
































ITEM 7.  Financial Statements and Exhibits.

     7(c)      Exhibits

               1 Purchase Agreement dated March 31, 1997 relating to the Capital Securities

               4.1 Indenture dated March 31, 1997 relating to the Subordinated Debentures of Equitable of Iowa Companies, including therein the Form of Subordinated Deferrable Interest Debenture

               4.2  Certificate of Trust

               4.3 Amended and Restated Declaration of Trust of Equitable of Iowa Companies Capital Trust II dated March 31, 1997, including therein the Form of Capital Security

               4.4  Registration Rights Agreement dated April 3, 1997

               4.5 Series A Capital Securities Guarantee Agreement dated April 3, 1997







































                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EQUITABLE OF IOWA COMPANIES


Date: April 4, 1997                            By /s/ John A. Merriman
                                               _____________________________
                                                 John A. Merriman,
                                                 General Counsel and Secretary














































                                EXHIBIT INDEX


Exhibit No.                      Description
___________                      ___________

   1       Purchase Agreement dated March 31, 1997 relating to the Capital
           Securities

   4.1 Indenture dated March 31, 1997 relating to the Subordinated Debentures of Equitable of Iowa Companies, including therein the Form of Subordinated Deferrable Interest Debenture

   4.2     Certificate of Trust

   4.3 Amended and Restated Declaration of Trust of Equitable of Iowa Companies Capital Trust II dated March 31, 1997, including therein the Form of Capital Security

   4.4     Registration Rights Agreement dated April 3, 1997

   4.5     Series A Capital Securities Guarantee Agreement dated April 3, 1997